UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-06071

Deutsche DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2022

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

December 31, 2022
Annual Report
to Shareholders
DWS Equity 500 Index Fund

Contents

DWS Equity 500 Index Fund
4	Letter to Shareholders
5	Portfolio Management Review
10	Performance Summary
12	Portfolio Summary
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statements of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
26	Report of Independent Registered Public Accounting Firm
28	Information About Your Fund’s Expenses
29	Tax Information
Deutsche DWS Equity 500 Index Portfolio
32	Investment Portfolio
50	Statement of Assets and Liabilities
51	Statement of Operations
52	Statements of Changes in Net Assets
53	Financial Highlights
54	Notes to Financial Statements
61	Report of Independent Registered Public Accounting Firm
63	Advisory Agreement Board Considerations and Fee Evaluation
68	Board Members and Officers
74	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Equity 500 Index Fund

Stocks may decline in value. Various factors, including costs, cash flows and security selection, may cause the Fund’s performance to differ from that of the index. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI” ), and has been licensed for use by DWS Investment Management Americas, Inc. (“DIMA” ). Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P” ); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones” ); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by DIMA. The Fund and the Portfolio are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

DWS Equity 500 Index Fund	|	3

Letter to Shareholders
Dear Shareholder:
This past year can be described as one where there were major structural disruptions and challenges impacting financial markets: record high inflation; end of ultra-loose monetary policy; impact of slower growth in China; ongoing political attacks on global trade; demographic change profoundly affecting more and more countries; and finally, the Ukraine conflict, future course of which continues to be highly unpredictable.
It is therefore apparent that there will be no lack of challenges for investors in 2023 looking at the global landscape from today’s perspective. With the additional looming recession concerns in the U.S. and Europe, we believe the prospects for equity returns to be challenging in 2023. However, considering the strong labor markets, comparatively solid household and corporate balance sheets, and last but not least, the big declines that markets suffered in 2022, we do not anticipate further price losses to be as dramatic as we experienced during the end of 2022.
Consequentially, we believe that it is time to consider diversifying investments again. Bonds finally offer a return and risk assets are no longer the only game in town. Emerging market bond and corporate bonds, especially from the high-yield segment are already offering investors such attractive yields that even a renewed widening in risk premiums would be bearable. Government bonds too are once again an alternative, as we expect the U.S. Federal Reserve (Fed) and European Central Bank (ECB) to reach the peak of their interest rate hike cycle in 2023. The persistence of inflation is ultimately one of the reasons why we continue to believe equities are an essential part of every portfolio, even if they face a wide variety of headwinds including limited potential for further earnings growth.
It is, as ever, not individual data points that will determine the prospects for the markets in 2023 but will likely be the highly complex interplay of the numerous economic and political forces that will shape the global big picture. Thank you for your trust. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,

Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

4	|	DWS Equity 500 Index Fund

Portfolio Management Review(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Institutional Class shares. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 11 for more complete performance information.
Investment Objective
The Fund seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500® Composite Stock Price Index (S&P 500® Index).
DWS Equity 500 Index Fund returned –18.27% in 2022, while the Standard & Poor’s 500® (S&P 500) Index returned –18.11%. Since the Fund’s investment strategy is to replicate the performance of the index, its return is normally close to that of the index. The difference in performance is typically driven by transaction costs and Fund expenses.
The Fund periodically invested in equity index futures to keep the portfolio’s positioning in line with that of the index. This strategy had a neutral impact on results.
Market Overview
U.S. equities suffered a sizable loss in 2022, breaking a streak of three consecutive years with double-digit returns. While a number of developments conspired to depress performance, a sharp increase in inflation — and the U.S. Federal Reserve’s (Fed’s) effort to contain the price pressures — were the primary factors in the market downturn. Inflation, which had already begun to rise in late 2021, took another leg higher in the wake of Russia’s invasion of Ukraine in February. Consumer price inflation, after staying in a range of 0% to 3% over the previous decade, rose above 8% in March and ultimately reached a peak of 9.1% in June.
The Fed responded with its most aggressive series of interest-rate increases since the early 1980s, raising rates seven separate times over

DWS Equity 500 Index Fund	|	5

the course of the year to move the fed funds rate from 0.0%–0.25% to 4.25%–4.50%. The pronounced increase in rates, in addition to weighing on investor sentiment and putting downward pressure on equities’ valuations, fueled worries about the potential for slowing economic growth and weaker corporate earnings in 2023. Rising rates also led to an increase in bond yields, drawing cash out of equities by making fixed-income investments a more compelling alternative.
Geopolitical events were another headwind for market performance. Russia’s invasion of Ukraine not only fueled inflation, but it also raised concerns that Europe was headed for a recession – a negative for many of the multinational companies represented in the S&P 500 Index. China’s zero-COVID policy was an additional obstacle, since the resulting slowdown in the nation’s growth fed through to the rest of the world economy.
“A sharp increase in inflation — and the U.S. Federal Reserve’s (Fed’s) effort to contain the price pressures — were the primary factors in the market downturn.”
Although markets moved lower in 2022, the year was punctuated by several impressive rallies sparked by optimism that the Fed was set to pivot to a more accommodative policy. Stocks delivered sizable gains in late March, the span from mid-June to mid-August, and again in October–November. However, none of these moves developed into a more sustainable uptrend.
Growth-Oriented Sectors Lagged
Rising interest rates generally had the largest adverse effect on the most growth-oriented segments of the market, particularly the information technology sector. Investors discount future earnings to today’s dollars using current interest rates, which reduces the value of profits expected to occur further in the future. This was an especially large headwind for more speculative companies with limited current profits, a cohort that is heavily represented in the technology sector. The pain was felt even by the sector’s mega-cap companies, however, which had a large impact on the index given their sizable weightings. The underperformance for technology-related stocks spilled over into the consumer discretionary sector, where Tesla, Inc., and Amazon.com, Inc. were notable laggards, as

6	|	DWS Equity 500 Index Fund

well as communications services, which was dragged down by poor returns for Alphabet, Inc. (parent of Google) and Meta Platforms, Inc. (formerly Facebook).
All three areas were weighed down by sector-specific trends, as well. The technology sector was pressured by the significant underperformance for semiconductor stocks, which were hurt by decreasing demand and a move in chip supply from a shortage amid to a glut. The consumer discretionary segment, for its part, saw weakness for a number of retail and travel-related stocks caused by fears that rising inflation and slower growth may lead to reduced spending on non-essential items. Similarly, underperformance for media stocks — which fell sharply due to increased streaming competition and declining advertising revenues — exacerbated the downturn in the communication services sector.
Energy Was a Bright Spot
Despite the weakness in the overall market, the energy stocks in the index combined for a gain of over 60% in 2022. Crude oil prices climbed sharply in the first half of the year, boosting the profits of the related companies. Energy stocks were also helped by elevated demand for assets seen as having the ability to hold up well through periods of higher inflation. Not least, many companies in the sector continued to display improving capital discipline and an increased focus on shareholder returns. Exxon Mobil Corp. and Chevron Corp., the two largest energy stocks in the United States by market capitalization, were the leading individual contributors to the 12-month return for the S&P 500 Index.
Defensive Stocks Held up Well
The persistent worries about inflation, interest rates, and the economy prompted investors to gravitate to companies that could maintain stable earnings in a time of macroeconomic headwinds. Utilities finished the year with a gain as a group, reflecting the essential nature of their services and contracts that allow many companies to pass on inflation. Electric utilities were particularly strong performers, with many registering positive returns. Consumer staples was an additional bright spot, since the types of food, beverage, and personal care products sold by companies such as Coca-Cola Co. and PepsiCo, Inc. feature steady demand profiles. Healthcare stocks also performed well as a group, but the gains were concentrated in a relatively limited number of pharmaceutical, biotechnology, and managed-care providers. Merck & Co.,

DWS Equity 500 Index Fund	|	7

Inc., Eli Lilly & Co., and AbbVie, Inc. all produced impressive returns for the year and were the leading contributors to the sector’s performance. Still, the majority of healthcare stocks in the index lost ground.
Although these three sectors performed well, real estate — which is also viewed as being somewhat defensive — failed to keep pace with the index. In addition to being hurt by concerns about the U.S. property market, real estate companies faced rising costs of capital from higher interest rates.
Cyclicals Also Outperformed
The industrials, materials, and financial sectors lost ground in absolute terms but held up better than the overall market. Although many industrial companies were hurt by the prospect of slower growth, this was counterbalanced by meaningful strength in the aerospace/defense industry. Materials stocks also held up reasonably well, since a number of mining and agriculture companies are positioned to benefit from inflation. Performance was mixed across the financial sector. While banks and companies with capital markets exposure generally underperformed, a robust gain for insurance stocks offset some of the weakness. Higher rates allow insurance companies to generate better returns on their investment portfolios, making them another beneficiary of investors’ preference for stocks that could withstand higher inflation and rising rates.

8	|	DWS Equity 500 Index Fund

Portfolio Manager
Brent Reeder. Senior Vice President of Northern Trust Investments, Inc.
Portfolio Manager of the Fund. Began managing the Fund in 2007.
—Joined Northern Trust Investments, Inc. in 1993 and is responsible for the management of quantitative equity portfolios.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The Standard & Poor’s 500 (S&P 500) Index is an unmanaged, capitalization weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Futures contracts are contractual agreements to buy or sell a particular commodity or financial instrument at a predetermined price in the future.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.
Consumer discretionary stocks represent companies that make and market goods and services that are considered non-essential. Sub-categories within the consumer discretionary sector include retailers, media, consumer services, consumer durables & apparel, and automobiles.
Consumer staples stocks represent companies that make products purchased by consumers on a regular basis, such as food and beverages, prescription drugs, and household products. In the aggregate, sales of consumer staples tend to be steady and less sensitive to economic fluctuations.

DWS Equity 500 Index Fund	|	9

Performance SummaryDecember 31, 2022 (Unaudited)

Class R6	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 12/31/22
No Sales Charges	–18.27%	9.26%	10.60%
S&P 500® Index†	–18.11%	9.42%	10.73%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/22
No Sales Charges	–18.31%	9.21%	12.26%
S&P 500® Index†	–18.11%	9.42%	12.56%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/22
No Sales Charges	–18.27%	9.26%	12.32%
S&P 500® Index†	–18.11%	9.42%	12.56%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $1,000,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2022 are 0.22%, 0.35% and 0.28% for Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

10	|	DWS Equity 500 Index Fund

Growth of an Assumed $10,000 Investment

Yearly periods ended December 31

The growth of $1,000,000 is cumulative.
The minimum initial investment for the Institutional Class is $1,000,000.
Performance of other share classes will vary based on the fee structure of those classes.
*	Class R6 shares commenced operations on March 31, 2017.
†
The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

	Class R6	Class S	Institutional Class
Net Asset Value
12/31/22	$152.81	$148.63	$152.84
12/31/21	$213.73	$208.54	$213.77
Distribution Information as of 12/31/22
Income Dividends, Twelve Months	$2.49	$2.35	$2.50
Capital Gain Distributions	$19.66	$19.66	$19.66

DWS Equity 500 Index Fund	|	11

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/22	12/31/21
Common Stocks	100%	99%
Cash Equivalents	0%	1%
Short-Term U.S. Treasury Obligation	0%	0%
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/22	12/31/21
Information Technology	26%	29%
Health Care	16%	13%
Financials	12%	11%
Consumer Discretionary	10%	12%
Industrials	8%	8%
Communication Services	7%	10%
Consumer Staples	7%	6%
Energy	5%	3%
Utilities	3%	2%
Materials	3%	3%
Real Estate	3%	3%
	100%	100%

12	|	DWS Equity 500 Index Fund

Ten Largest Equity Holdings at December 31, 2022 (25.3% of Net Assets)
1Apple, Inc.	6.0%
Designs, manufactures and markets personal computers and related computing and mobile-communication devices
2Microsoft Corp.	5.5%
Develops, manufactures, licenses, sells and supports software products
3Alphabet, Inc.	3.1%
Holding company with subsidiaries that provide Web-based search, maps, hardware products and various software applications
4Amazon.com, Inc.	2.3%
Online retailer offering a wide range of products
5Berkshire Hathaway, Inc.	1.7%
Holding company of insurance business and a variety of other businesses
6UnitedHealth Group, Inc.	1.6%
Operator of organized health systems
7Johnson & Johnson	1.4%
Provider of health care products
8Exxon Mobil Corp.	1.4%
Explorer and producer of oil and gas
9JPMorgan Chase & Co.	1.2%
Provider of global financial services
10NVIDIA Corp.	1.1%
Designs, develops and markets three dimensional (3D) graphic processors
Portfolio holdings and characteristics are subject to change.
DWS Equity 500 Index Fund (the “Fund” ) is a feeder fund that invests substantially all of its assets in a “master portfolio,”  the Deutsche DWS Equity 500 Index Portfolio (the “Portfolio” ), and owns a pro rata interest in the Portfolio’s net assets. The Asset Allocation, Sector Diversification and Ten Largest Equity Holdings at December 31, 2022 are based on the holdings of Deutsche DWS Equity 500 Index Portfolio.
For more complete details about the Portfolio’s investment portfolio, see page 32. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 74 for contact information.

DWS Equity 500 Index Fund	|	13

Statement of Assets and Liabilities
as of December 31, 2022

Assets
Investments in Deutsche DWS Equity 500 Index Portfolio, at value	$ 456,925,008
Receivable for Fund shares sold	299,965
Other assets	14,430
Total assets	457,239,403
Liabilities
Payable for Fund shares redeemed	266,273
Accrued Trustees' fees	830
Other accrued expenses and payables	182,624
Total liabilities	449,727
Net assets, at value	$456,789,676
Net Assets Consist of
Distributable earnings (loss)	439,666,100
Paid-in capital	17,123,576
Net assets, at value	$456,789,676
Net Asset Value
Class R6
Net Asset Value, offering and redemption price per share ($8,781,742 ÷ 57,468 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 152.81
Class S
Net Asset Value, offering and redemption price per share ($230,284,699 ÷ 1,549,379 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 148.63
Institutional Class
Net Asset Value, offering and redemption price per share ($217,723,235 ÷ 1,424,490 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 152.84
The accompanying notes are an integral part of the financial statements.

14	|	DWS Equity 500 Index Fund

Statement of Operations
for the year ended December 31, 2022

Investment Income
Income and expenses allocated from Deutsche DWS Equity 500 Index Portfolio:
Dividends (net of foreign taxes withheld of $40,726)	$ 8,449,821
Interest	11,003
Income distributions — DWS Central Cash Management Government Fund	57,068
Securities lending income, net of borrower rebates	4,452
Expenses	(514,388)
Net investment income allocated from Deutsche DWS Equity 500 Index Portfolio	8,007,956
Expenses:
Administration fee	508,710
Services to shareholders	485,463
Professional fees	57,354
Reports to shareholders	36,491
Registration fees	59,542
Trustees' fees and expenses	4,089
Other	6,555
Total expenses before expense reductions	1,158,204
Expense reductions	(491,100)
Total expenses after expense reductions	667,104
Net investment income	7,340,852
Realized and Unrealized Gain (Loss)
Net realized gain (loss) allocated from Deutsche DWS Equity 500 Index Portfolio:
Investments	32,090,561
Futures	(1,116,436)
30,974,125
Change in net unrealized appreciation (depreciation) allocated from Deutsche DWS Equity 500 Index Portfolio:
Investments	(153,003,297)
Futures	(347,630)
(153,350,927)
Net gain (loss)	(122,376,802)
Net increase (decrease) in net assets resulting from operations	$ (115,035,950)
The accompanying notes are an integral part of the financial statements.

DWS Equity 500 Index Fund	|	15

Statements of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2022	2021
Operations:
Net investment income	$ 7,340,852	$ 7,462,558
Net realized gain (loss)	30,974,125	47,226,089
Change in net unrealized appreciation (depreciation)	(153,350,927)	103,231,865
Net increase (decrease) in net assets resulting from operations	(115,035,950)	157,920,512
Distributions to shareholders:
Class R6	(1,113,206)	(1,128,607)
Class S	(30,917,729)	(46,594,720)
Institutional Class	(28,498,158)	(43,180,991)
Total distributions	(60,529,093)	(90,904,318)
Fund share transactions:
Proceeds from shares sold	67,604,243	81,607,967
Reinvestment of distributions	57,982,723	86,674,563
Payments for shares redeemed	(156,055,962)	(183,542,392)
Net increase (decrease) in net assets from Fund share transactions	(30,468,996)	(15,259,862)
Increase (decrease) in net assets	(206,034,039)	51,756,332
Net assets at beginning of period	662,823,715	611,067,383
Net assets at end of period	$456,789,676	$662,823,715

The accompanying notes are an integral part of the financial statements.

16	|	DWS Equity 500 Index Fund

Financial Highlights
DWS Equity 500 Index Fund — Class R6
	Years Ended December 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$213.73	$192.26	$198.17	$172.91	$220.83
Income (loss) from investment operations:
Net investment income[a]	2.62	2.61	3.17	3.55	4.09
Net realized and unrealized gain (loss)	(41.39)	51.07	29.98	49.27	(12.67)[b]
Total from investment operations	(38.77)	53.68	33.15	52.82	(8.58)
Less distributions from:
Net investment income	(2.49)	(2.90)	(3.20)	(3.44)	(3.78)
Net realized gains	(19.66)	(29.31)	(35.86)	(24.12)	(35.56)
Total distributions	(22.15)	(32.21)	(39.06)	(27.56)	(39.34)
Net asset value, end of period	$152.81	$213.73	$192.26	$198.17	$172.91
Total Return (%)	(18.27)[c]	28.44[c]	18.05[c]	31.21[c]	(4.23)[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	8	7	5	4
Ratio of expenses before expense reductions, including expenses allocated from Deutsche DWS Equity 500 Index Portfolio (%)	.23	.22	.23	.24	.23
Ratio of expenses after expense reductions, including expenses allocated from Deutsche DWS Equity 500 Index Portfolio (%)	.20	.20	.20	.23	.23
Ratio of net investment income (%)	1.45	1.21	1.64	1.80	1.82
Portfolio turnover rate for Deutsche DWS Equity 500 Index Portfolio (%)	2	2	4	3	3

[a]	Based on average shares outstanding during the period.
[b]
Includes a reimbursement from the sub-advisor to reimburse the effect of a loss incurred as a result of an operational error. The impact of this reimbursement amounted to
$0.62 per share. Excluding this reimbursement, total return would have been .30% lower.

[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

DWS Equity 500 Index Fund	|	17

DWS Equity 500 Index Fund — Class S
	Years Ended December 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$208.54	$188.17	$194.65	$170.17	$217.91
Income (loss) from investment operations:
Net investment income[a]	2.46	2.44	3.03	3.40	3.80
Net realized and unrealized gain (loss)	(40.36)	49.97	29.40	48.47	(12.38)[b]
Total from investment operations	(37.90)	52.41	32.43	51.87	(8.58)
Less distributions from:
Net investment income	(2.35)	(2.73)	(3.05)	(3.27)	(3.60)
Net realized gains	(19.66)	(29.31)	(35.86)	(24.12)	(35.56)
Total distributions	(22.01)	(32.04)	(38.91)	(27.39)	(39.16)
Net asset value, end of period	$148.63	$208.54	$188.17	$194.65	$170.17
Total Return (%)[c]	(18.31)	28.37	17.99	31.14	(4.27)[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	230	337	325	331	329
Ratio of expenses before expense reductions, including expenses allocated from Deutsche DWS Equity 500 Index Portfolio (%)	.34	.35	.36	.39	.34
Ratio of expenses after expense reductions, including expenses allocated from Deutsche DWS Equity 500 Index Portfolio (%)	.25	.25	.25	.28	.29
Ratio of net investment income (%)	1.38	1.16	1.61	1.75	1.71
Portfolio turnover rate for Deutsche DWS Equity 500 Index Portfolio (%)	2	2	4	3	3

[a]	Based on average shares outstanding during the period.
[b]
Includes a reimbursement from the sub-advisor to reimburse the effect of a loss incurred as a result of an operational error. The impact of this reimbursement amounted to
$0.62 per share. Excluding this reimbursement, total return would have been .30% lower.

[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

18	|	DWS Equity 500 Index Fund

DWS Equity 500 Index Fund — Institutional Class
	Years Ended December 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$213.77	$192.30	$198.20	$172.92	$220.85
Income (loss) from investment operations:
Net investment income[a]	2.61	2.60	3.19	3.56	3.94
Net realized and unrealized gain (loss)	(41.38)	51.08	29.97	49.27	(12.55)[b]
Total from investment operations	(38.77)	53.68	33.16	52.83	(8.61)
Less distributions from:
Net investment income	(2.50)	(2.90)	(3.20)	(3.43)	(3.76)
Net realized gains	(19.66)	(29.31)	(35.86)	(24.12)	(35.56)
Total distributions	(22.16)	(32.21)	(39.06)	(27.55)	(39.32)
Net asset value, end of period	$152.84	$213.77	$192.30	$198.20	$172.92
Total Return (%)[c]	(18.27)	28.43	18.05	31.21	(4.23)[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	218	318	279	291	217
Ratio of expenses before expense reductions, including expenses allocated from Deutsche DWS Equity 500 Index Portfolio (%)	.30	.28	.29	.27	.33
Ratio of expenses after expense reductions, including expenses allocated from Deutsche DWS Equity 500 Index Portfolio (%)	.20	.20	.20	.23	.24
Ratio of net investment income (%)	1.42	1.21	1.66	1.80	1.75
Portfolio turnover rate for Deutsche DWS Equity 500 Index Portfolio (%)	2	2	4	3	3

[a]	Based on average shares outstanding during the period.
[b]
Includes a reimbursement from the sub-advisor to reimburse the effect of a loss incurred as a result of an operational error. The impact of this reimbursement amounted to
$0.62 per share. Excluding this reimbursement, total return would have been .30% lower.

[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

DWS Equity 500 Index Fund	|	19

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Equity 500 Index Fund (the “Fund” ) is a diversified series of Deutsche DWS Institutional Funds (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust.
The Fund, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master portfolio, Deutsche DWS Equity 500 Index Portfolio (the “Portfolio” ), a diversified open-end management investment company registered under the 1940 Act and organized as a New York trust advised by DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ). A master/ feeder fund structure is one in which a fund (a “feeder fund” ), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund” ) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. At December 31, 2022, the Fund owned approximately 31% of the Portfolio.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain qualifying plans and programs. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders and certain other class specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual

20	|	DWS Equity 500 Index Fund

results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
Security Valuation. The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio and is categorized as Level 1. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio’s financial statements included elsewhere in this report.
Disclosure about the classification of fair value measurements is included in a table following the Portfolio’s Investment Portfolio.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2022, and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in derivatives and the realized tax character on distributions from certain securities. The Fund utilized a portion of the proceeds from capital shares redeemed as a distribution from net investment income and realized capital gains. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

DWS Equity 500 Index Fund	|	21

At December 31, 2022, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 802,521
Undistributed long-term capital gains	$ 1,388,699
In addition, the tax character of distributions paid to shareholders by the Funds are summarized as follows:
	Years Ended December 31,
	2022	2021
Distributions from ordinary income*	$ 6,845,698	$ 10,616,681
Distributions from long-term capital gains	$ 53,683,395	$ 80,287,637

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. The Fund receives a daily allocation of the Portfolio’s income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.
B.
Related Parties
Management Agreement. Under its Investment Management Agreement with the Fund, the Advisor serves as investment manager to the Fund. The Advisor receives a management fee from the Portfolio pursuant to the master/feeder structure noted above in Note A.
Under the Investment Management Agreement, the Fund pays no management fee to the Advisor so long as the Fund is a feeder fund that invests substantially all of its assets in the Portfolio. In the event the Board of Trustees determines it is in the best interests of the Fund to withdraw its investment from the Portfolio, the Advisor may become responsible for directly managing the assets of the Fund under the Investment Management Agreement. In such event, the Fund would pay the Advisor an annual fee (exclusive of any applicable waivers/reimbursements) of 0.05% of the Fund’s average daily net assets, accrued daily and payable monthly.

22	|	DWS Equity 500 Index Fund

For the period from January 1, 2022 through September 30, 2023, the Advisor has contractually agreed to waive its fees and/or reimburse fund expenses, including expenses of the Portfolio allocated to the Fund, to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class R6	.20%
Class S	.25%
Institutional Class	.20%
For the year ended December 31, 2022, fees waived and/or expenses reimbursed for each class are as follows:
Class R6	$ 2,559
Class S	241,705
Institutional Class	246,836
$ 491,100
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2022, the Administration Fee was $508,710, of which $38,732 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C” ) (name changed from DST Systems, Inc. effective January 1, 2023), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2022, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2022
Class R6	$ 151	$ 25
Class S	24,978	4,168
Institutional Class	1,281	213
	$ 26,410	$ 4,406

DWS Equity 500 Index Fund	|	23

In addition, for the year ended December 31, 2022, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:

Sub-Recordkeeping	Total Aggregated
Class S	$ 274,481
Institutional Class	174,940
$ 449,421
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $2,155, of which $210 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
C.
Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Dollars	Shares	Dollars
Shares sold
Class R6	15,619	$ 2,773,540	5,499	$ 1,186,689
Class S	106,365	19,463,714	99,731	20,934,151
Institutional Class	247,442	45,366,989	276,258	59,487,127
		$ 67,604,243		$ 81,607,967
Shares issued to shareholders in reinvestment of distributions
Class R6	6,399	$ 1,005,764	5,135	$ 1,085,883
Class S	198,520	30,419,039	222,724	45,969,211
Institutional Class	168,465	26,557,920	187,334	39,619,469
		$ 57,982,723		$ 86,674,563

24	|	DWS Equity 500 Index Fund

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Dollars	Shares	Dollars
Shares redeemed
Class R6	(3,809)	$ (685,977)	(8,732)	$ (1,957,254)
Class S	(369,755)	(67,884,331)	(435,943)	(88,900,632)
Institutional Class	(478,078)	(87,485,654)	(426,632)	(92,684,506)
		$ (156,055,962)		$ (183,542,392)
Net increase (decrease)
Class R6	18,209	$ 3,093,327	1,902	$ 315,318
Class S	(64,870)	(18,001,578)	(113,488)	(21,997,270)
Institutional Class	(62,171)	(15,560,745)	36,960	6,422,090
		$ (30,468,996)		$ (15,259,862)

DWS Equity 500 Index Fund	|	25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Institutional Funds and Shareholders of DWS Equity 500 Index Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Equity 500 Index Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Institutional Funds) (the “Trust” ) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Institutional Funds) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the year ended December 31, 2018, were audited by another independent registered public accounting firm whose report, dated February 21, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial

26	|	DWS Equity 500 Index Fund

reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements .Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 23, 2023

DWS Equity 500 Index Fund	|	27

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2022 to December 31, 2022).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000”  line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Class S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

28	|	DWS Equity 500 Index Fund

Expenses and Value of a $1,000 Investment
for the six months ended December 31, 2022 (Unaudited)

Actual Fund Return*	Class R6	Class S	Institutional Class
Beginning Account Value 7/1/22	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/22	$1,022.20	$1,021.90	$1,022.10
Expenses Paid per $1,000**	$1.02	$1.27	$1.02
Hypothetical 5% Fund Return	Class R6	Class S	Institutional Class
Beginning Account Value 7/1/22	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/22	$1,024.20	$1,023.95	$1,024.20
Expenses Paid per $1,000**	$1.02	$1.28	$1.02

*	Expenses include amounts allocated proportionally from the master portfolio.
**
Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class R6	Class S	Institutional Class
DWS Equity 500 Index Fund	.20%	.25%	.20%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
Tax Information (Unaudited)
The Fund paid distributions of $19.66 per share from net long-term capital gains during its year ended December 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $62,116,000 as capital gain dividends for its year ended December 31, 2022.
For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2022, qualified for the dividends received deduction.
For federal income tax purposes, the Fund designates approximately $7,655,000, or the maximum amount allowable under tax law, as qualified dividend income.

DWS Equity 500 Index Fund	|	29

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

30	|	DWS Equity 500 Index Fund

(The following financial statements of the Deutsche DWS Equity 500 Index Portfolio should be read in conjunction with the Fund’s financial statements.)

Deutsche DWS Equity 500 Index Portfolio	|	31

Investment Portfolioas of December 31,  2022

	Shares	Value ($)
Common Stocks 99.3%
Communication Services 7.2%
Diversified Telecommunication Services 0.9%
AT&T, Inc.	326,500	6,010,865
Lumen Technologies, Inc.	43,811	228,694
Verizon Communications, Inc.	192,331	7,577,841
		13,817,400
Entertainment 1.3%
Activision Blizzard, Inc.	32,810	2,511,605
Electronic Arts, Inc.	12,037	1,470,681
Live Nation Entertainment, Inc.*	6,494	452,892
Netflix, Inc.*	20,386	6,011,424
Take-Two Interactive Software, Inc.*	7,282	758,275
Walt Disney Co.*	83,412	7,246,834
Warner Bros Discovery, Inc.* (a)	102,569	972,354
		19,424,065
Interactive Media & Services 3.9%
Alphabet, Inc. “A” *	273,595	24,139,287
Alphabet, Inc. “C” *	242,574	21,523,591
Match Group, Inc.*	12,978	538,457
Meta Platforms, Inc. “A” *	102,996	12,394,538
		58,595,873
Media 0.8%
Charter Communications, Inc. “A” *	4,927	1,670,746
Comcast Corp. “A”	197,547	6,908,219
DISH Network Corp. “A” *	11,890	166,936
Fox Corp. “A”	14,139	429,401
Fox Corp. “B”	6,387	181,710
Interpublic Group of Companies, Inc.	17,958	598,181
News Corp. “A”	17,301	314,878
News Corp. “B”	5,883	108,483
Omnicom Group, Inc.	9,244	754,033
Paramount Global “B” (a)	23,329	393,793
		11,526,380
Wireless Telecommunication Services 0.3%
T-Mobile U.S., Inc.*	27,301	3,822,140
The accompanying notes are an integral part of the financial statements.

32	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)
Consumer Discretionary 9.7%
Auto Components 0.1%
Aptiv PLC*	12,322	1,147,548
BorgWarner, Inc.	10,912	439,208
		1,586,756
Automobiles 1.3%
Ford Motor Co.	181,935	2,115,904
General Motors Co.	64,800	2,179,872
Tesla, Inc.*	123,001	15,151,263
		19,447,039
Distributors 0.2%
Genuine Parts Co.	6,544	1,135,449
LKQ Corp.	11,538	616,245
Pool Corp.	1,767	534,217
		2,285,911
Hotels, Restaurants & Leisure 2.0%
Booking Holdings, Inc.*	1,776	3,579,137
Caesars Entertainment, Inc.*	9,745	405,392
Carnival Corp.*	45,570	367,294
Chipotle Mexican Grill, Inc.*	1,279	1,774,600
Darden Restaurants, Inc.	5,627	778,383
Domino’s Pizza, Inc.	1,661	575,370
Expedia Group, Inc.*	6,930	607,068
Hilton Worldwide Holdings, Inc.	12,406	1,567,622
Las Vegas Sands Corp.*	15,283	734,654
Marriott International, Inc. “A”	12,281	1,828,518
McDonald’s Corp.	33,565	8,845,385
MGM Resorts International	14,451	484,542
Norwegian Cruise Line Holdings Ltd.*	19,574	239,586
Royal Caribbean Cruises Ltd.*	10,239	506,114
Starbucks Corp.	52,577	5,215,638
Wynn Resorts Ltd.*	4,682	386,125
Yum! Brands, Inc.	12,849	1,645,700
		29,541,128
Household Durables 0.3%
D.R. Horton, Inc.	14,423	1,285,666
Garmin Ltd.	6,931	639,662
Lennar Corp. “A”	11,806	1,068,443
Mohawk Industries, Inc.*	2,393	244,613
Newell Brands, Inc.	17,024	222,674
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	33

	Shares	Value ($)
NVR, Inc.*	134	618,086
PulteGroup, Inc.	10,538	479,795
Whirlpool Corp.	2,590	366,381
		4,925,320
Internet & Direct Marketing Retail 2.4%
Amazon.com, Inc.*	406,675	34,160,700
eBay, Inc.	24,942	1,034,345
Etsy, Inc.*	5,806	695,443
		35,890,488
Leisure Products 0.0%
Hasbro, Inc.	5,892	359,471
Multiline Retail 0.5%
Dollar General Corp.	10,344	2,547,210
Dollar Tree, Inc.*	9,613	1,359,663
Target Corp.	21,129	3,149,066
		7,055,939
Specialty Retail 2.4%
Advance Auto Parts, Inc.	2,845	418,300
AutoZone, Inc.*	873	2,152,975
Bath & Body Works, Inc.	10,470	441,206
Best Buy Co., Inc.	9,090	729,109
CarMax, Inc.*	7,336	446,689
Home Depot, Inc.	46,889	14,810,359
Lowe’s Companies, Inc.	28,437	5,665,788
O’Reilly Automotive, Inc.*	2,873	2,424,898
Ross Stores, Inc.	15,852	1,839,942
TJX Companies, Inc.	53,103	4,226,999
Tractor Supply Co.	5,006	1,126,200
Ulta Beauty, Inc.*	2,333	1,094,340
		35,376,805
Textiles, Apparel & Luxury Goods 0.5%
NIKE, Inc. “B”	57,836	6,767,390
Ralph Lauren Corp.	1,993	210,600
Tapestry, Inc.	10,848	413,092
VF Corp.	15,257	421,246
		7,812,328
Consumer Staples 7.1%
Beverages 1.9%
Brown-Forman Corp. “B”	8,326	546,852
Coca-Cola Co.	178,103	11,329,132
The accompanying notes are an integral part of the financial statements.

34	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)
Constellation Brands, Inc. “A”	7,474	1,732,099
Keurig Dr Pepper, Inc.	39,135	1,395,554
Molson Coors Beverage Co. “B”	8,479	436,838
Monster Beverage Corp.*	17,490	1,775,760
PepsiCo, Inc.	63,122	11,403,620
		28,619,855
Food & Staples Retailing 1.5%
Costco Wholesale Corp.	20,313	9,272,884
Kroger Co.	29,651	1,321,842
Sysco Corp.	23,162	1,770,735
Walgreens Boots Alliance, Inc.	33,019	1,233,590
Walmart, Inc.	64,690	9,172,395
		22,771,446
Food Products 1.2%
Archer-Daniels-Midland Co.	25,180	2,337,963
Campbell Soup Co.	9,146	519,035
Conagra Brands, Inc.	21,733	841,067
General Mills, Inc.	27,179	2,278,959
Hormel Foods Corp.	13,454	612,830
Kellogg Co.	11,773	838,708
Kraft Heinz Co.	36,272	1,476,633
Lamb Weston Holdings, Inc.	6,566	586,738
McCormick & Co., Inc.	11,543	956,799
Mondelez International, Inc. “A”	62,521	4,167,025
The Hershey Co.	6,789	1,572,129
The J.M. Smucker Co.	4,930	781,208
Tyson Foods, Inc. “A”	13,195	821,389
		17,790,483
Household Products 1.6%
Church & Dwight Co., Inc.	11,176	900,897
Clorox Co.	5,660	794,268
Colgate-Palmolive Co.	38,283	3,016,318
Kimberly-Clark Corp.	15,546	2,110,370
Procter & Gamble Co.	108,549	16,451,686
		23,273,539
Personal Products 0.2%
Estee Lauder Companies, Inc. “A”	10,555	2,618,801
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	35

	Shares	Value ($)
Tobacco 0.7%
Altria Group, Inc.	82,107	3,753,111
Philip Morris International, Inc.	70,973	7,183,177
		10,936,288
Energy 5.2%
Energy Equipment & Services 0.4%
Baker Hughes Co.	46,115	1,361,776
Halliburton Co.	41,305	1,625,352
Schlumberger Ltd.	65,077	3,479,016
		6,466,144
Oil, Gas & Consumable Fuels 4.8%
APA Corp.	14,560	679,661
Chevron Corp.	81,507	14,629,691
ConocoPhillips	57,196	6,749,128
Coterra Energy, Inc.	35,795	879,483
Devon Energy Corp.	29,804	1,833,244
Diamondback Energy, Inc.	8,027	1,097,933
EOG Resources, Inc.	26,967	3,492,766
EQT Corp.	17,085	577,985
Exxon Mobil Corp.	188,708	20,814,492
Hess Corp.	12,677	1,797,852
Kinder Morgan, Inc.	91,088	1,646,871
Marathon Oil Corp.	29,198	790,390
Marathon Petroleum Corp.	21,405	2,491,328
Occidental Petroleum Corp.	33,334	2,099,709
ONEOK, Inc.	20,574	1,351,712
Phillips 66	21,595	2,247,608
Pioneer Natural Resources Co.	10,866	2,481,686
Targa Resources Corp.	10,470	769,545
Valero Energy Corp.	17,648	2,238,825
Williams Companies, Inc.	55,971	1,841,446
		70,511,355
Financials 11.6%
Banks 3.8%
Bank of America Corp.	319,894	10,594,889
Citigroup, Inc.	88,743	4,013,846
Citizens Financial Group, Inc.	22,801	897,675
Comerica, Inc.	5,774	385,992
Fifth Third Bancorp.	31,683	1,039,519
First Republic Bank	8,263	1,007,177
Huntington Bancshares, Inc.	66,712	940,639
The accompanying notes are an integral part of the financial statements.

36	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)
JPMorgan Chase & Co.	134,358	18,017,408
KeyCorp.	42,707	743,956
M&T Bank Corp.	7,914	1,148,005
PNC Financial Services Group, Inc.	18,430	2,910,834
Regions Financial Corp.	43,134	929,969
Signature Bank	2,859	329,414
SVB Financial Group*	2,746	631,965
Truist Financial Corp.	60,758	2,614,417
U.S. Bancorp.	61,928	2,700,680
Wells Fargo & Co.	174,651	7,211,340
Zions Bancorp. NA	6,647	326,767
		56,444,492
Capital Markets 3.1%
Ameriprise Financial, Inc.	4,861	1,513,570
Bank of New York Mellon Corp.	33,948	1,545,313
BlackRock, Inc.	6,876	4,872,540
Cboe Global Markets, Inc.	4,864	610,286
Charles Schwab Corp.	70,004	5,828,533
CME Group, Inc.	16,527	2,779,180
FactSet Research Systems, Inc.	1,743	699,309
Franklin Resources, Inc.	12,755	336,477
Intercontinental Exchange, Inc.	25,682	2,634,716
Invesco Ltd.	21,138	380,273
MarketAxess Holdings, Inc.	1,729	482,201
Moody’s Corp.	7,175	1,999,098
Morgan Stanley	60,390	5,134,358
MSCI, Inc.	3,660	1,702,522
Nasdaq, Inc.	15,623	958,471
Northern Trust Corp.	9,629	852,070
Raymond James Financial, Inc.	8,824	942,844
S&P Global, Inc.	15,258	5,110,515
State Street Corp.	16,729	1,297,669
T. Rowe Price Group, Inc.	10,198	1,112,194
The Goldman Sachs Group, Inc.	15,504	5,323,763
		46,115,902
Consumer Finance 0.5%
American Express Co.	27,370	4,043,917
Capital One Financial Corp.	17,410	1,618,434
Discover Financial Services	12,635	1,236,082
Synchrony Financial	20,552	675,339
		7,573,772
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	37

	Shares	Value ($)
Diversified Financial Services 1.7%
Berkshire Hathaway, Inc. “B” *	82,588	25,511,433
Insurance 2.5%
Aflac, Inc.	25,869	1,861,016
Allstate Corp.	12,132	1,645,099
American International Group, Inc.	33,812	2,138,271
Aon PLC “A”	9,473	2,843,226
Arch Capital Group Ltd.*	17,056	1,070,776
Arthur J. Gallagher & Co.	9,705	1,829,781
Assurant, Inc.	2,427	303,521
Brown & Brown, Inc.	10,716	610,490
Chubb Ltd.	19,068	4,206,401
Cincinnati Financial Corp.	7,115	728,505
Everest Re Group Ltd.	1,783	590,654
Globe Life, Inc.	4,143	499,439
Hartford Financial Services Group, Inc.	14,580	1,105,601
Lincoln National Corp.	7,151	219,679
Loews Corp.	9,300	542,469
Marsh & McLennan Companies, Inc.	22,647	3,747,625
MetLife, Inc.	30,160	2,182,679
Principal Financial Group, Inc.	10,536	884,181
Progressive Corp.	26,917	3,491,404
Prudential Financial, Inc.	16,776	1,668,541
Travelers Companies, Inc.	10,817	2,028,079
W.R. Berkley Corp.	9,394	681,723
Willis Towers Watson PLC	4,903	1,199,176
		36,078,336
Health Care 15.7%
Biotechnology 2.5%
AbbVie, Inc.	81,047	13,098,006
Amgen, Inc.	24,428	6,415,770
Biogen, Inc.*	6,620	1,833,210
Gilead Sciences, Inc.	57,485	4,935,087
Incyte Corp.*	8,353	670,913
Moderna, Inc.*	15,135	2,718,549
Regeneron Pharmaceuticals, Inc.*	4,891	3,528,808
Vertex Pharmaceuticals, Inc.*	11,793	3,405,582
		36,605,925
Health Care Equipment & Supplies 2.8%
Abbott Laboratories	79,869	8,768,818
Align Technology, Inc.*	3,375	711,788
The accompanying notes are an integral part of the financial statements.

38	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)
Baxter International, Inc.	22,858	1,165,072
Becton, Dickinson & Co.	13,100	3,331,330
Boston Scientific Corp.*	65,762	3,042,808
DENTSPLY SIRONA, Inc.	9,929	316,139
DexCom, Inc.*	17,684	2,002,536
Edwards Lifesciences Corp.*	28,210	2,104,748
Hologic, Inc.*	11,547	863,831
IDEXX Laboratories, Inc.*	3,782	1,542,905
Intuitive Surgical, Inc.*	16,184	4,294,424
Medtronic PLC	60,876	4,731,283
ResMed, Inc.	6,734	1,401,547
STERIS PLC	4,499	830,920
Stryker Corp.	15,448	3,776,882
Teleflex, Inc.	2,143	534,957
The Cooper Companies, Inc.	2,267	749,629
Zimmer Biomet Holdings, Inc.	9,667	1,232,542
		41,402,159
Health Care Providers & Services 3.7%
AmerisourceBergen Corp.	7,399	1,226,088
Cardinal Health, Inc.	12,025	924,362
Centene Corp.*	26,015	2,133,490
Cigna Corp.	13,983	4,633,127
CVS Health Corp.	60,199	5,609,945
DaVita, Inc.*	2,597	193,918
Elevance Health, Inc.	10,943	5,613,431
HCA Healthcare, Inc.	9,699	2,327,372
Henry Schein, Inc.*	6,238	498,229
Humana, Inc.	5,811	2,976,336
Laboratory Corp. of America Holdings	4,091	963,349
McKesson Corp.	6,495	2,436,404
Molina Healthcare, Inc.*	2,689	887,962
Quest Diagnostics, Inc.	5,133	803,006
UnitedHealth Group, Inc.	42,832	22,708,670
Universal Health Services, Inc. “B”	2,927	412,385
		54,348,074
Life Sciences Tools & Services 1.9%
Agilent Technologies, Inc.	13,622	2,038,532
Bio-Rad Laboratories, Inc. “A” *	984	413,762
Bio-Techne Corp.	7,204	597,068
Charles River Laboratories International, Inc.*	2,291	499,209
Danaher Corp.	30,019	7,967,643
Illumina, Inc.*	7,149	1,445,528
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	39

	Shares	Value ($)
IQVIA Holdings, Inc.*	8,492	1,739,926
Mettler-Toledo International, Inc.*	1,025	1,481,586
PerkinElmer, Inc.	5,776	809,911
Thermo Fisher Scientific, Inc.	17,965	9,893,146
Waters Corp.*	2,718	931,132
West Pharmaceutical Services, Inc.	3,429	807,015
		28,624,458
Pharmaceuticals 4.8%
Bristol-Myers Squibb Co.	97,430	7,010,089
Catalent, Inc.*	8,310	374,033
Eli Lilly & Co.	36,173	13,233,530
Johnson & Johnson	119,866	21,174,329
Merck & Co., Inc.	116,201	12,892,501
Organon & Co.	11,277	314,967
Pfizer, Inc.	257,171	13,177,442
Viatris, Inc.	55,400	616,602
Zoetis, Inc.	21,300	3,121,515
		71,915,008
Industrials 8.6%
Aerospace & Defense 1.9%
Boeing Co.*	25,654	4,886,830
General Dynamics Corp.	10,356	2,569,427
Howmet Aerospace, Inc.	16,732	659,408
Huntington Ingalls Industries, Inc.	1,814	418,454
L3Harris Technologies, Inc.	8,712	1,813,926
Lockheed Martin Corp.	10,676	5,193,767
Northrop Grumman Corp.	6,640	3,622,850
Raytheon Technologies Corp.	67,389	6,800,898
Textron, Inc.	9,717	687,964
TransDigm Group, Inc.	2,379	1,497,937
		28,151,461
Air Freight & Logistics 0.6%
C.H. Robinson Worldwide, Inc.	5,368	491,494
Expeditors International of Washington, Inc.	7,277	756,226
FedEx Corp.	11,029	1,910,223
United Parcel Service, Inc. “B”	33,390	5,804,517
		8,962,460
Airlines 0.2%
Alaska Air Group, Inc.*	5,698	244,672
American Airlines Group, Inc.*	29,356	373,408
Delta Air Lines, Inc.*	29,244	960,958
The accompanying notes are an integral part of the financial statements.

40	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)
Southwest Airlines Co.*	27,055	910,942
United Airlines Holdings, Inc.*	14,853	559,958
		3,049,938
Building Products 0.4%
A.O. Smith Corp.	5,909	338,231
Allegion PLC	4,085	429,987
Carrier Global Corp.	38,269	1,578,596
Johnson Controls International PLC	31,369	2,007,616
Masco Corp.	10,441	487,282
Trane Technologies PLC	10,543	1,772,173
		6,613,885
Commercial Services & Supplies 0.5%
Cintas Corp.	3,961	1,788,867
Copart, Inc.*	19,771	1,203,856
Republic Services, Inc.	9,477	1,222,438
Rollins, Inc.	10,874	397,336
Waste Management, Inc.	17,162	2,692,375
		7,304,872
Construction & Engineering 0.1%
Quanta Services, Inc.	6,592	939,360
Electrical Equipment 0.6%
AMETEK, Inc.	10,581	1,478,377
Eaton Corp. PLC	18,129	2,845,347
Emerson Electric Co.	27,182	2,611,103
Generac Holdings, Inc.*	2,990	300,973
Rockwell Automation, Inc.	5,219	1,344,258
		8,580,058
Industrial Conglomerates 0.9%
3M Co.	25,380	3,043,569
General Electric Co.	49,992	4,188,830
Honeywell International, Inc.	30,753	6,590,368
		13,822,767
Machinery 1.9%
Caterpillar, Inc.	23,853	5,714,225
Cummins, Inc.	6,409	1,552,837
Deere & Co.	12,583	5,395,087
Dover Corp.	6,346	859,312
Fortive Corp.	16,033	1,030,120
IDEX Corp.	3,484	795,502
Illinois Tool Works, Inc.	12,822	2,824,687
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	41

	Shares	Value ($)
Ingersoll Rand, Inc.	18,449	963,960
Nordson Corp.	2,484	590,496
Otis Worldwide Corp.	19,124	1,497,600
PACCAR, Inc.	15,845	1,568,180
Parker-Hannifin Corp.	5,890	1,713,990
Pentair PLC	7,446	334,921
Snap-on, Inc.	2,374	542,435
Stanley Black & Decker, Inc.	6,770	508,562
Westinghouse Air Brake Technologies Corp.	8,307	829,122
Xylem, Inc.	8,298	917,510
		27,638,546
Professional Services 0.4%
CoStar Group, Inc.*	18,605	1,437,795
Equifax, Inc.	5,562	1,081,030
Jacobs Solutions, Inc.	5,947	714,056
Leidos Holdings, Inc.	6,218	654,072
Robert Half International, Inc.	4,852	358,223
Verisk Analytics, Inc.	7,109	1,254,170
		5,499,346
Road & Rail 0.9%
CSX Corp.	96,265	2,982,290
J.B. Hunt Transport Services, Inc.	3,844	670,240
Norfolk Southern Corp.	10,571	2,604,906
Old Dominion Freight Line, Inc.	4,129	1,171,727
Union Pacific Corp.	28,187	5,836,682
		13,265,845
Trading Companies & Distributors 0.2%
Fastenal Co.	25,979	1,229,326
United Rentals, Inc.*	3,171	1,127,037
W.W. Grainger, Inc.	2,060	1,145,875
		3,502,238
Information Technology 25.6%
Communications Equipment 0.9%
Arista Networks, Inc.*	11,412	1,384,846
Cisco Systems, Inc.	188,198	8,965,753
F5, Inc.*	2,761	396,231
Juniper Networks, Inc.	14,716	470,323
Motorola Solutions, Inc.	7,609	1,960,916
		13,178,069
The accompanying notes are an integral part of the financial statements.

42	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)
Electronic Equipment, Instruments & Components 0.6%
Amphenol Corp. “A”	27,384	2,085,018
CDW Corp.	6,161	1,100,231
Corning, Inc.	34,772	1,110,618
Keysight Technologies, Inc.*	8,180	1,399,353
TE Connectivity Ltd.	14,509	1,665,633
Teledyne Technologies, Inc.*	2,158	863,006
Trimble, Inc.*	11,078	560,104
Zebra Technologies Corp. “A” *	2,377	609,486
		9,393,449
IT Services 4.4%
Accenture PLC “A”	28,874	7,704,738
Akamai Technologies, Inc.*	7,183	605,527
Automatic Data Processing, Inc.	18,977	4,532,846
Broadridge Financial Solutions, Inc.	5,319	713,438
Cognizant Technology Solutions Corp. “A”	23,533	1,345,852
DXC Technology Co.*	10,390	275,335
EPAM Systems, Inc.*	2,618	858,023
Fidelity National Information Services, Inc.	27,121	1,840,160
Fiserv, Inc.*	29,170	2,948,212
FleetCor Technologies, Inc.*	3,359	616,981
Gartner, Inc.*	3,606	1,212,121
Global Payments, Inc.	12,340	1,225,609
International Business Machines Corp.	41,435	5,837,777
Jack Henry & Associates, Inc.	3,317	582,333
Mastercard, Inc. “A”	38,875	13,518,004
Paychex, Inc.	14,806	1,710,981
PayPal Holdings, Inc.*	52,246	3,720,960
VeriSign, Inc.*	4,276	878,461
Visa, Inc. “A”	74,938	15,569,119
		65,696,477
Semiconductors & Semiconductor Equipment 5.1%
Advanced Micro Devices, Inc.*	73,958	4,790,260
Analog Devices, Inc.	23,578	3,867,499
Applied Materials, Inc.	39,436	3,840,278
Broadcom, Inc.	18,557	10,375,775
Enphase Energy, Inc.*	6,253	1,656,795
First Solar, Inc.*	4,551	681,694
Intel Corp.	189,009	4,995,508
KLA Corp.	6,470	2,439,384
Lam Research Corp.	6,243	2,623,933
Microchip Technology, Inc.	25,160	1,767,490
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	43

	Shares	Value ($)
Micron Technology, Inc.	49,824	2,490,203
Monolithic Power Systems, Inc.	2,058	727,729
NVIDIA Corp.	114,096	16,673,989
NXP Semiconductors NV	11,800	1,864,754
ON Semiconductor Corp.*	19,899	1,241,101
Qorvo, Inc.*	4,667	423,017
QUALCOMM, Inc.	51,440	5,655,314
Skyworks Solutions, Inc.	7,323	667,345
SolarEdge Technologies, Inc.*	2,536	718,373
Teradyne, Inc.	7,193	628,309
Texas Instruments, Inc.	41,570	6,868,195
		74,996,945
Software 8.3%
Adobe, Inc.*	21,346	7,183,569
ANSYS, Inc.*	3,938	951,381
Autodesk, Inc.*	9,895	1,849,079
Cadence Design Systems, Inc.*	12,635	2,029,686
Ceridian HCM Holding, Inc.*	7,057	452,707
Fortinet, Inc.*	29,819	1,457,851
Gen Digital, Inc.	26,927	577,046
Intuit, Inc.	12,914	5,026,387
Microsoft Corp.	341,572	81,915,797
Oracle Corp.	70,406	5,754,986
Paycom Software, Inc.*	2,191	679,889
PTC, Inc.*	4,802	576,432
Roper Technologies, Inc.	4,833	2,088,291
Salesforce, Inc.*	45,834	6,077,130
ServiceNow, Inc.*	9,265	3,597,322
Synopsys, Inc.*	6,978	2,228,006
Tyler Technologies, Inc.*	1,905	614,191
		123,059,750
Technology Hardware, Storage & Peripherals 6.3%
Apple, Inc.	685,296	89,040,509
Hewlett Packard Enterprise Co.	59,455	948,902
HP, Inc.	40,405	1,085,682
NetApp, Inc.	9,793	588,168
Seagate Technology Holdings PLC	8,843	465,230
Western Digital Corp.*	14,818	467,508
		92,595,999
The accompanying notes are an integral part of the financial statements.

44	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)
Materials 2.7%
Chemicals 1.9%
Air Products & Chemicals, Inc.	10,192	3,141,786
Albemarle Corp.	5,333	1,156,514
Celanese Corp.	4,614	471,735
CF Industries Holdings, Inc.	8,945	762,114
Corteva, Inc.	32,738	1,924,340
Dow, Inc.	32,539	1,639,640
DuPont de Nemours, Inc.	22,790	1,564,078
Eastman Chemical Co.	5,321	433,342
Ecolab, Inc.	11,263	1,639,442
FMC Corp.	5,735	715,728
International Flavors & Fragrances, Inc.	11,774	1,234,386
Linde PLC	22,645	7,386,346
LyondellBasell Industries NV “A”	11,788	978,758
PPG Industries, Inc.	10,805	1,358,621
Sherwin-Williams Co.	10,851	2,575,268
The Mosaic Co.	15,411	676,081
		27,658,179
Construction Materials 0.1%
Martin Marietta Materials, Inc.	2,822	953,751
Vulcan Materials Co.	6,164	1,079,378
		2,033,129
Containers & Packaging 0.3%
Amcor PLC	68,772	819,074
Avery Dennison Corp.	3,678	665,718
Ball Corp.	14,541	743,627
International Paper Co.	16,592	574,581
Packaging Corp. of America	4,283	547,839
Sealed Air Corp.	6,589	328,659
Westrock Co.	11,787	414,431
		4,093,929
Metals & Mining 0.4%
Freeport-McMoRan, Inc.	65,679	2,495,802
Newmont Corp.	36,492	1,722,422
Nucor Corp.	11,703	1,542,573
Steel Dynamics, Inc.	7,639	746,330
		6,507,127
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	45

	Shares	Value ($)
Real Estate 2.7%
Equity Real Estate Investment Trusts (REITs) 2.6%
Alexandria Real Estate Equities, Inc.	6,865	1,000,024
American Tower Corp.	21,347	4,522,575
AvalonBay Communities, Inc.	6,434	1,039,220
Boston Properties, Inc.	6,520	440,622
Camden Property Trust	4,900	548,212
Crown Castle, Inc.	19,915	2,701,271
Digital Realty Trust, Inc.	13,194	1,322,962
Equinix, Inc.	4,223	2,766,192
Equity Residential	15,611	921,049
Essex Property Trust, Inc.	3,007	637,243
Extra Space Storage, Inc.	6,115	900,006
Federal Realty Investment Trust	3,378	341,313
Healthpeak Properties, Inc.	24,769	620,959
Host Hotels & Resorts, Inc.	32,660	524,193
Invitation Homes, Inc.	26,217	777,072
Iron Mountain, Inc.	13,268	661,410
Kimco Realty Corp.	28,393	601,364
Mid-America Apartment Communities, Inc.	5,302	832,361
Prologis, Inc.	42,304	4,768,930
Public Storage	7,286	2,041,464
Realty Income Corp.	28,501	1,807,818
Regency Centers Corp.	7,016	438,500
SBA Communications Corp.	4,908	1,375,761
Simon Property Group, Inc.	15,064	1,769,719
UDR, Inc.	14,175	548,998
Ventas, Inc.	18,645	839,957
VICI Properties, Inc.	44,367	1,437,491
Vornado Realty Trust	7,444	154,910
Welltower, Inc.	21,531	1,411,357
Weyerhaeuser Co.	33,562	1,040,422
		38,793,375
Real Estate Management & Development 0.1%
CBRE Group, Inc. “A” *	14,583	1,122,308
Utilities 3.2%
Electric Utilities 2.1%
Alliant Energy Corp.	11,479	633,756
American Electric Power Co., Inc.	23,451	2,226,672
Constellation Energy Corp.	14,912	1,285,563
Duke Energy Corp.	35,167	3,621,849
The accompanying notes are an integral part of the financial statements.

46	|	Deutsche DWS Equity 500 Index Portfolio

	Shares	Value ($)
Edison International	17,347	1,103,616
Entergy Corp.	9,394	1,056,825
Evergy, Inc.	10,638	669,449
Eversource Energy	16,013	1,342,530
Exelon Corp.	45,875	1,983,176
FirstEnergy Corp.	24,954	1,046,571
NextEra Energy, Inc.	91,091	7,615,208
NRG Energy, Inc.	10,375	330,132
PG&E Corp.*	74,389	1,209,565
Pinnacle West Capital Corp.	5,068	385,371
PPL Corp.	34,018	994,006
Southern Co.	49,748	3,552,505
Xcel Energy, Inc.	24,896	1,745,459
		30,802,253
Gas Utilities 0.0%
Atmos Energy Corp.	6,441	721,843
Independent Power & Renewable Electricity Producers 0.1%
AES Corp.	30,402	874,361
Multi-Utilities 0.9%
Ameren Corp.	11,896	1,057,792
CenterPoint Energy, Inc.	29,048	871,150
CMS Energy Corp.	13,388	847,862
Consolidated Edison, Inc.	16,177	1,541,830
Dominion Energy, Inc.	38,328	2,350,273
DTE Energy Co.	8,934	1,050,013
NiSource, Inc.	18,567	509,107
Public Service Enterprise Group, Inc.	23,002	1,409,333
Sempra Energy	14,336	2,215,485
WEC Energy Group, Inc.	14,300	1,340,768
		13,193,613
Water Utilities 0.1%
American Water Works Co., Inc.	8,342	1,271,488
Total Common Stocks (Cost $425,197,213)		1,472,397,583

	Principal Amount ($)	Value ($)
Short-Term U.S. Treasury Obligation 0.2%
U.S. Treasury Bills, 4.46% (b), 5/11/2023 (c) (Cost $2,617,159)	2,660,000	2,617,055

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	47

	Shares	Value ($)
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 4.07% (d) (e) (Cost $350,418)	350,418	350,418
Cash Equivalents 0.4%
DWS Central Cash Management Government Fund, 4.2% (d) (Cost $6,023,842)	6,023,842	6,023,842

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $434,188,632)	99.9	1,481,388,898
Other Assets and Liabilities, Net	0.1	1,081,156
Net Assets	100.0	1,482,470,054
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2022 are as follows:
Value ($) at 12/31/2021	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 12/31/2022	Value ($) at 12/31/2022
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 4.07% (d) (e)
12,413,546	—	12,063,128 (f)	—	—	14,116	—	350,418	350,418
Cash Equivalents 0.4%
DWS Central Cash Management Government Fund, 4.2% (d)
25,082,012	165,548,862	184,607,032	—	—	183,096	—	6,023,842	6,023,842
37,495,558	165,548,862	196,670,160	—	—	197,212	—	6,374,260	6,374,260

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, “Other Assets and
Liabilities, Net”  may include pending sales that are also on loan. The value of securities loaned at December 31, 2022 amounted to $345,668, which is 0.0% of net assets.

(b)	Annualized yield at time of purchase; not a coupon rate.
(c)	At December 31, 2022, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
The accompanying notes are an integral part of the financial statements.

48	|	Deutsche DWS Equity 500 Index Portfolio

(e)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2022.
At December 31, 2022, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
S&P 500 E-Mini Index	USD	3/17/2023	49	9,792,644	9,459,450	(333,194)
Currency Abbreviation(s)

USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
Fair Value Measurements
Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2022 in valuing the Portfolio’s investments. For information on the Portfolio’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$1,472,397,583	$ —	$—	$1,472,397,583
Short-Term U.S. Treasury Obligation	—	2,617,055	—	2,617,055
Short-Term Investments (a)	6,374,260	—	—	6,374,260
Total	$1,478,771,843	$2,617,055	$—	$1,481,388,898

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$ (333,194)	$ —	$—	$ (333,194)
Total	$(333,194)	$—	$—	$(333,194)

(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	49

Statement of Assets and Liabilities
as of December 31, 2022

Assets
Investments in non-affiliated securities, at value (cost $427,814,372) — including $345,668 of securities loaned	$ 1,475,014,638
Investment in DWS Government & Agency Securities Portfolio (cost $350,418)*	350,418
Investment in DWS Central Cash Management Government Fund (cost $6,023,842)	6,023,842
Cash	350,447
Dividends receivable	1,268,886
Interest receivable	21,528
Other assets	24,951
Total assets	1,483,054,710
Liabilities
Payable upon return of securities loaned	350,418
Payable for variation margin on futures contracts	35,541
Accrued management fee	64,724
Accrued Trustees' fees	17,362
Other accrued expenses and payables	116,611
Total liabilities	584,656
Net assets, at value	$1,482,470,054
*
Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.

50	|	Deutsche DWS Equity 500 Index Portfolio

Statement of Operations
for the year ended December 31, 2022

Investment Income
Income:
Dividends (net of foreign taxes withheld of $129,196)	$ 26,754,897
Interest	35,373
Income distributions — DWS Central Cash Management Government Fund	183,096
Securities lending income, net of borrower rebates	14,116
Total income	26,987,482
Expenses:
Management fee	828,162
Administration fee	496,897
Custodian fee	23,029
Professional fees	94,716
Reports to shareholders	23,869
Trustees' fees and expenses	78,420
Other	79,439
Total expenses	1,624,532
Net investment income	25,362,950
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	101,801,274
Futures	(3,452,932)
98,348,342
Change in net unrealized appreciation (depreciation) on:
Investments	(478,783,334)
Futures	(1,073,301)
(479,856,635)
Net gain (loss)	(381,508,293)
Net increase (decrease) in net assets resulting from operations	$ (356,145,343)
The accompanying notes are an integral part of the financial statements.

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Statements of Changes in Net Assets
Deutsche DWS Equity 500 Index Portfolio
	Years Ended December 31,
Increase (Decrease) in Net Assets	2022	2021
Operations:
Net investment income	$ 25,362,950	$ 24,489,328
Net realized gain (loss)	98,348,342	139,972,064
Change in net unrealized appreciation (depreciation)	(479,856,635)	303,074,792
Net increase (decrease) in net assets resulting from operations	(356,145,343)	467,536,184
Capital transactions in shares of beneficial interest:
Proceeds from capital invested	32,754,340	34,499,150
Value of capital withdrawn	(201,732,311)	(224,576,589)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(168,977,971)	(190,077,439)
Increase (decrease) in net assets	(525,123,314)	277,458,745
Net assets at beginning of period	2,007,593,368	1,730,134,623
Net assets at end of period	$1,482,470,054	$2,007,593,368

The accompanying notes are an integral part of the financial statements.

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Financial Highlights
Deutsche DWS Equity 500 Index Portfolio
	Years Ended December 31,
	2022	2021	2020	2019	2018
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,482	2,008	1,730	1,693	1,457
Ratio of expenses (%)	.10	.10	.10	.10	.10
Ratio of net investment income (%)	1.53	1.31	1.76	1.93	1.90
Portfolio turnover rate (%)	2	2	4	3	3
Total investment return (%)[a]	(18.17)	28.53	18.15	31.34	(4.09)[b]

[a]	Total investment return for the Portfolio was derived from the performance of the Institutional Class of DWS Equity 500 Index Fund.
[b]	Includes a reimbursement from the sub-advisor to reimburse the effect of a loss incurred as a result of an operational error. Excluding this reimbursement, total return would have been .30% lower.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Equity 500 Index Portfolio	|	53

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
Deutsche DWS Equity 500 Index Portfolio (the “Portfolio” ) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as a diversified open-end management investment company organized as a New York trust.
The Portfolio is a master fund; a master/feeder fund structure is one in which a fund (a “feeder fund” ), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund” ) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. The Portfolio has two affiliated DWS feeder funds, with a significant ownership percentage of the Portfolio’s net assets. Investment activities of these feeder funds could have a material impact on the Portfolio. As of December 31, 2022, DWS S&P 500 Index Fund and DWS Equity 500 Index Fund owned approximately 69% and 31%, respectively, of the Portfolio.
The Portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Portfolio qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor” ) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee” ) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk).

54	|	Deutsche DWS Equity 500 Index Portfolio

Level 3 includes significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.
Debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Portfolio’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the

Deutsche DWS Equity 500 Index Portfolio	|	55

security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Portfolio to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Portfolio continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2022, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of December 31, 2022) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Portfolio is not able to recover securities lent, the Portfolio may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Portfolio is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2022, the Portfolio had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.
It is intended that the Portfolio’s assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to

56	|	Deutsche DWS Equity 500 Index Portfolio

satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Portfolio.
At December 31, 2022, the aggregate cost of investments for federal income tax purposes was $460,735,526. The net unrealized appreciation for all investments based on tax cost was $1,020,653,372. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $1,086,659,779 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $66,006,407.
The Portfolio has reviewed the tax positions for the open tax years as of December 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Portfolio’s financial statements. The Portfolio’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Portfolio.
B.
Derivative Instruments
A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2022, the Portfolio invested in futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

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Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin” ) are made or received by the Portfolio dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Portfolio’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.
A summary of the open futures contracts as of December 31, 2022, is included in a table following the Portfolio’s Investment Portfolio. For the year ended December 31, 2022, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $9,459,000 to $33,301,000.
The following table summarizes the value of the Portfolio’s derivative instruments held as of December 31, 2022, presented by primary underlying risk exposure:
Liability Derivative	Futures Contracts
Equity Contracts (a)	$ (333,194)
The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the year ended December 31, 2022 and the related location in the accompanying

58	|	Deutsche DWS Equity 500 Index Portfolio

Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$ (3,452,932)
The above derivative is located in the following Statement of Operations account:

(a)	Net realized gain (loss) from futures contracts

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$ (1,073,301)
The above derivative is located in the following Statement of Operations account:

(a)	Change in net unrealized appreciation (depreciation) on futures contracts
C.
Purchases and Sales of Securities
During the year ended December 31, 2022, purchases and sales of investment securities (excluding short-term investments) aggregated $24,804,698 and $154,186,697, respectively.
D.
Related Parties
DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), serves as the investment manager to the Portfolio.
Management Agreement. Under its Investment Management Agreement with the Portfolio, the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio or delegates such responsibility to the Portfolio’s sub-advisor. Northern Trust Investments, Inc. (“NTI” ) serves as sub-advisor to the Portfolio and is paid by the Advisor for its services. NTI is responsible for the day-to-day management of the Portfolio.
The management fee payable under the Investment Management Agreement is equal to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.05% of the Portfolio’s average daily net assets, computed and accrued daily and payable monthly.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor an annual fee (“Administration Fee” ) of 0.03% of the Portfolio’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2022, the Administration Fee was $496,897, of which $38,835 is unpaid.

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Other Service Fee. Under an agreement with the Portfolio, DIMA is compensated for providing regulatory filing services to the Portfolio. For the year ended December 31, 2022, the amount charged to the Portfolio by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $2,950, of which $400 is unpaid.
Trustees’ Fees and Expenses. The Portfolio paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Portfolio may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Portfolio indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Portfolio equal to the amount of the investment management fee payable on the Portfolio’s assets invested in DWS ESG Liquidity Fund.
E.
Line of Credit
The Portfolio and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Portfolio may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement. The Portfolio had no outstanding loans at December 31, 2022.

60	|	Deutsche DWS Equity 500 Index Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Holders of Beneficial Interest in Deutsche DWS Equity 500 Index Portfolio:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Deutsche DWS Equity 500 Index Portfolio (the “Portfolio” ), including the investment portfolio, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the year ended December 31, 2018, were audited by another independent registered public accounting firm whose report, dated February 21, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of the Portfolio’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the

Deutsche DWS Equity 500 Index Portfolio	|	61

effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 23, 2023

62	|	Deutsche DWS Equity 500 Index Portfolio

Advisory Agreement Board Considerations and Fee Evaluation
DWS Equity 500 Index Fund (the “Fund” ), a series of Deutsche DWS Institutional Funds, invests substantially all of its assets in Deutsche DWS Equity 500 Index Portfolio (the “Portfolio” ) in order to achieve its investment objective. The Portfolio’s Board of Trustees approved the renewal of the Portfolio’s investment management agreement (the “Portfolio Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) and the sub-advisory agreement (the “Sub-Advisory Agreement” ) between DIMA and Northern Trust Investments, Inc. (“NTI” ), and the Fund’s Board of Trustees (which consists of the same members as the Board of Trustees of the Portfolio) approved the renewal of the Fund’s investment management agreement with DIMA (the “Fund Agreement”  and together with the Portfolio Agreement and the Sub-Advisory Agreement, the “Agreements” ) in September 2022. The Portfolio’s Board of Trustees and the Fund’s Board of Trustees are collectively referred to as the “Board”  or “Trustees.”
In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:
—
During the entire process, all of the Portfolio’s and the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of performance, fees and expenses, and profitability from a fee consultant retained by the Independent Trustees (the “Fee Consultant” ).
—
The Board also received extensive information throughout the year regarding performance of the Portfolio and the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Portfolio’s and the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreements, the Board also reviewed

DWS Equity 500 Index Fund	|	63

the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Portfolio and the Fund since their inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Portfolio and the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Portfolio and the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DIMA’s and NTI’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and NTI provide portfolio management services to the Portfolio and the Fund and that, pursuant to separate administrative services agreements, DIMA provides administrative services to the Portfolio and the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Portfolio and the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors, including NTI. The Board reviewed the Portfolio’s and the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into

64	|	DWS Equity 500 Index Fund

place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2021, the Fund’s performance (Institutional Class shares) was in the 2nd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).
Fees and Expenses. The Board considered the Portfolio’s and the Fund’s investment management fee schedules, the Portfolio’s sub-advisory fee schedule, the Fund’s operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Portfolio and the Fund, which include 0.03% and 0.097% fees paid to DIMA under the respective administrative services agreements, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). The Board noted that, although shareholders of the Fund indirectly bear the Portfolio’s management fee, the Fund does not charge an additional investment management fee. With respect to the sub-advisory fee paid to NTI, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Portfolio. The Board noted that the Fund’s Institutional Class shares total (net) operating expenses, which include Portfolio expenses allocated to the Fund, were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2021) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ) and considered differences between the Portfolio and the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The

DWS Equity 500 Index Fund	|	65

Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Portfolio and the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and NTI.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreements. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available. The Board did not consider the profitability of NTI with respect to the Portfolio. The Board noted that DIMA pays NTI’s fee out of its management fee, and its understanding that the Portfolio’s sub-advisory fee schedule was the product of an arm’s length negotiation with DIMA.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Portfolio and the Fund and whether the Portfolio and the Fund benefit from any economies of scale. In this regard, the Board observed that while the Portfolio’s and the Fund’s current investment management fee schedule does not include breakpoints, the Portfolio’s and the Fund’s fee schedule represents an appropriate sharing between the Portfolio and the Fund and DIMA of such economies of scale as may exist in the management of the Portfolio and the Fund at current asset levels.
Other Benefits to DIMA and NTI and Their Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and NTI and their affiliates, including any fees received by DIMA for administrative services provided to the Portfolio and

66	|	DWS Equity 500 Index Fund

to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Portfolio’s and the Fund’s management fees were reasonable.
Compliance.  The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel. The Board also considered the attention and resources dedicated by DIMA to the oversight of the investment sub-advisor’s compliance program and compliance with the applicable fund policies and procedures.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Portfolio and the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

DWS Equity 500 Index Fund	|	67

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston
Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods designer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	69	—

68	|	Deutsche DWS Equity 500 Index Portfolio

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999
Retired; formerly, Executive Vice President
and Chief Risk Management Officer, First
Chicago NBD Corporation/The First National
Bank of Chicago (1996–1998); Executive Vice
President and Head of International Banking
(1995–1996); Not-for-Profit Directorships:
Window to the World Communications
(public media); Life Director of Harris Theater
for Music and Dance (Chicago); Life Director
of Hubbard Street Dance Chicago; Former
Directorships: Director and Chairman of the
Board, Healthways, Inc.[2] (population
wellbeing and wellness services)
(2003–2014); Stockwell Capital Investments
PLC (private equity); Enron Corporation; FNB
Corporation; Tokheim Corporation; First Oak
Brook Bancshares, Inc.; Oak Brook Bank;
Portland General Electric[2] (utility company
(2003–2021); and Prisma Energy
International; Former Not-for-Profit
Directorships: Public Radio International;
Palm Beach Civic Assn.
		69	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Advisory Board and former Executive Fellow,
Hoffman Center for Business Ethics, Bentley
University; formerly: Partner, Palmer & Dodge
(law firm) (1988–1990); Vice President of
Corporate Affairs and General Counsel,
Filene’s (retail) (1978–1988); Directorships:
Trustee and former Chairman of the Board,
Southwest Florida Community Foundation
(charitable organization); Former
Directorships: ICI Mutual Insurance Company
(2007–2015); Sun Capital Advisers Trust
(mutual funds) (2007–2012), Investment
Company Institute (audit, executive,
nominating committees) and Independent
Directors Council (governance,
executive committees)
		69	—

Deutsche DWS Equity 500 Index Portfolio	|	69

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International
Banking and Professor of Finance, The
Wharton School, University of Pennsylvania
(since July 1972); formerly: Director, The
Wharton Financial Institutions Center
(1994–2020); Vice Dean and Director,
Wharton Undergraduate Division (1995–2000)
and Director, The Lauder Institute of
International Management Studies
(2000–2006); Member FDIC Systemic Risk
Advisory Committee since 2011, member
Systemic Risk Council since 2012 and
member of the Advisory Board at the Yale
Program on Financial Stability since 2013;
Former Directorships: Co-Chair of the
Shadow Financial Regulatory Committee
(2003–2015), Executive Director of The
Financial Economists Roundtable
(2008–2015), Director of The Thai Capital Fund
(2007–2013), Director of The Aberdeen
Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007-2021) and
Nonexecutive Director of Barclays Bank
DE (2010–2018)
		69	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director - Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Director, The Bridgespan Group (nonprofit
organization) (since October 2020); formerly:
Executive Vice President, The Glenmede Trust
Company (investment trust and wealth
management) (1983–2004); Board Member,
Investor Education (charitable organization)
(2004–2005); Former Directorships: Trustee,
Executive Committee, Philadelphia Chamber
of Commerce (2001–2007); Director, Viasys
Health Care[2] (January 2007–June 2007);
Trustee, Thomas Jefferson Foundation
(charitable organization) (1994–2012);
President, Chief Executive Officer and
Director (1994–2020) and Senior Advisor
(2020-2021), The Pew Charitable Trusts
(charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips
in 2021) (healthcare) (2009–2021); Director,
Becton Dickinson and Company[2] (medical
technology company) (2012-2022)
		69	—

70	|	Deutsche DWS Equity 500 Index Portfolio

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Catherine Schrand (1964) Board Member since 2021*	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	69	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	69	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Fund Administration (Head since 2017), DWS; Secretary,
DWS USA Corporation (2018–present); Assistant Secretary,
DWS Distributors, Inc. (2018–present); Director and Vice
President, DWS Service Company (2018–present); Assistant
Secretary, DWS Investment Management Americas, Inc.
(2018–present); Director and President, DB Investment
Managers, Inc. (2018–present); President and Chief
Executive Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe
Fund, Inc. (2017–present); formerly: Vice President for the
Deutsche funds (2016–2017); Assistant Secretary for the
DWS funds (2013–2019); Assistant Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2013–2020);
Directorships: Interested Director, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual
Insurance Company (since October 16, 2020); and
Episcopalian Charities of New York (2018–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal
Officer, DWS Investment Management Americas, Inc.
(2015–present); Director and Vice President, DWS Trust
Company (2016–present); Secretary, DBX ETF Trust
(2020–present); Vice President, DBX Advisors LLC
(2021–present); Secretary, The European Equity Fund, Inc.,
The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. 2011–present); formerly: Secretary,
Deutsche Investment Management Americas Inc.
(2015–2017); and Assistant Secretary, DBX ETF
Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, 2019–present	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions

Deutsche DWS Equity 500 Index Portfolio	|	71

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Treasurer, Chief Financial Officer and Controller, DBX
ETF Trust (2019–present); Treasurer and Chief Financial
Officer, The European Equity Fund, Inc., The New Germany
Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2018–present); formerly: Assistant Treasurer for the DWS
funds (2007–2018)

Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Director and Vice President, DWS Trust Company
(2018–present); Assistant Treasurer, DBX ETF Trust
(2019–present); Assistant Treasurer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead),
DWS; Chief Compliance Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2016–present)

Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX
ETF Trust (2020–present); Chief Legal Officer, DBX Advisors
LLC (2020–present); Chief Legal Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2012–present);
formerly: Secretary, Deutsche AM Distributors, Inc.
(2002–2017); Secretary, Deutsche AM Service Company
(2010–2017); and Chief Legal Officer, DBX Strategic Advisors
LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021
Senior Team Lead Anti-Financial Crime and Compliance,
DWS; AML Officer, DWS Trust Company (since November 2,
2021); AML Officer, DBX ETF Trust (since October 21, 2021);
AML Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe
Fund, Inc. (since November 12, 2021); formerly: DWS UK &
Ireland Head of Anti-Financial Crime and MLRO

*
Ms. Schrand was an Advisory Board Member for certain funds in the DWS Fund Complex for the period from November 18, 2021 to December 31, 2022 and was elected as a Full
Board Member as of January 1, 2023 for all funds in the DWS Fund Complex.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry is an Advisory Board Member of Deutsche DWS Asset Allocation Trust,
Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/International Fund, Inc.,
Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS
International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments
VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal Trust,
Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free
Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr.
Perry is a Board Member of each other Trust.

72	|	Deutsche DWS Equity 500 Index Portfolio

[4]
Mr. Perry oversees 21 funds in the DWS Fund Complex as a Board Member of various
Trusts. Mr. Perry is an Advisory Board Member of various Trusts/Corporations comprised of 48 funds in the DWS Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”  of the Advisor within the meaning of the
1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche DWS Equity 500 Index Portfolio	|	73

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Class S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site
— sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.

Portfolio Holdings
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.
Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

74	|	DWS Equity 500 Index Fund

Investment Management
DWS Investment Management Americas, Inc. (“DIMA”  or the
“Advisor”  ), which is part of the DWS Group GmbH & Co. KGaA
(“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing
mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class S	Institutional Class
Nasdaq Symbol	BTIEX	BTIIX
CUSIP Number	25159R 205	25159R 106
Fund Number	815	565

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	BTIRX
CUSIP Number	25159R 866
Fund Number	1615

DWS Equity 500 Index Fund	|	75

DE500-2
(R-025783-12 2/23)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Ms. Catherine Schrand, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS equity 500 Index Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2022	$28,029	$0	$10,366	$0
2021	$29,504	$0	$10,366	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2022	$0	$148,212	$0
2021	$0	$461,717	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2022	$10,366	$148,212	$0	$158,578
2021	$10,366	$461,717	$0	$472,083

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2021 and 2022 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Equity 500 Index Fund, a series of Deutsche DWS Institutional Funds

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/28/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/28/2023

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	2/28/2023